DRAFT: 14.03.03
                                                             SERIES  1 CLASS A
                                                                 ICM:6635961.1



                                   SCHEDULE
                                    TO THE
                               MASTER AGREEMENT

                          dated as of {circle}, 2003


between

(1)    {circle} ("PARTY A");

(2)    HOLMES FINANCING (NO. 7) PLC ("PARTY B"); and

(3) {circle} (the "ISSUER SECURITY TRUSTEE", which expression shall include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and (l) of the Schedule to this Agreement).

Part 1.TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b)    "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

       (i)   Market Quotation will apply.

       (ii)  The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

Part 2.TAX REPRESENTATIONS

(a)    PAYER  REPRESENTATIONS.   For  the  purpose  of  Section  3(e)  of  this
       Agreement,   Party   A   and   Party B  will  each  make  the  following
       representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
       Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
       Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)    PAYEE  REPRESENTATIONS.   For  the  purposes  of  Section  3(f)  of  the
       Agreement, Party A makes the representation specified below (the "ADDITIONAL TAX REPRESENTATION"):

       (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

       (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

(c) ADDITIONAL TERMINATION EVENT. The Additional Tax Representation proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "Affected Transaction" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.

Part 3.AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)    Tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO         FORM/DOCUMENT/
DELIVER DOCUMENT          CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
                          None

(b)    Other documents to be delivered are:-


PARTY REQUIRED                                                      COVERED BY
TO DELIVER       FORM/DOCUMENT/         DATE BY WHICH               SECTION 3(D)
DOCUMENT         CERTIFICATE            TO BE DELIVERED             REPRESENTATION

Party A and      Appropriate            On signing of               Yes
Party B          evidence of            this Agreement
                 its signatory's
                 authority

Party B          Certified copy of      On signing of               Yes
                 board resolution       this Agreement

Party A          Legal opinion          On signing of               No
                 in form and            this Agreement
                 substance
                 satisfactory to
                 Party B

[Party A         Credit Support         On signing of               Yes]
                 Document               this Agreement


Part 4.MISCELLANEOUS

(a)    ADDRESSES  FOR  NOTICES.   For  the  purpose  of Section 12(a)  of  this
       Agreement:-

       Address for notices or communications to Party A (other than by facsimile):-
       [PLEASE PROVIDE]

       Address:     [      ]

       Attention:   [      ]

       Facsimile No:[      ]

       Telephone No:[      ]

       With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

       Address:     [       ]

       Attention:   [       ]

       Facsimile No:[       ]

       Telephone No:[              ]

       Address for notices or communications to Party B:-[PLEASE CONFIRM]

       Address:     [c/o Abbey National plc
                    Abbey National House
                    2 Triton Square
                    Regents Place
                    London NW1 3AN]

       Attention:   [Company Secretary]

       Facsimile No.:[+44 207 612 4319]

       Copy:        [c/o Abbey National plc
                    Abbey House (AAM126)
                    201 Grafton Gate East
                    Milton Keynes MK9 1AN]

       Attention:   [Securitisation Team, Business Relationship Management]

       Facsimile No.:[+44 1908 343019]

       With a copy to the Issuer Security Trustee:-

       [PLEASE PROVIDE]

       Address:     [               ]

       Attention:   [               ]

       Facsimile No.:[                     ]

(b)    PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:-

       Party A appoints as its Process Agent: [PLEASE CONFIRM]

       Party B appoints as its Process Agent: None.

(c)    OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:-

       Party A is not a Multibranch Party.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT.  The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:-

       In respect of Party A, [PLEASE CONFIRM]

       In respect of Party B, none

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, [PLEASE CONFIRM].

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of England and Wales.

(i)    NETTING  OF  PAYMENTS.   Subparagraph  (ii)  of  Section  2(c)  of  this
       Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)    NO SET-OFF

       (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6.

       (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)    SECURITY INTEREST

       Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Seventh Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Issuer Security Trustee shall not be liable for any of the obligations of Party B hereunder.

(c)    DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

       Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vii)(2),(5),(6),(7)
       and (9), and 5(a)(viii) will not apply in respect of Party B.

       Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2) (5),(6),(7) and (9).

(d)    DISAPPLICATION OF CERTAIN TERMINATION EVENTS

       The "Tax Event" and "Tax Event upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(e)    ADDITIONAL EVENT OF DEFAULT

       The following shall constitute an additional Event of Default with respect to Party B:

       "NOTE ENFORCEMENT NOTICE. The Issuer Security Trustee serves a Class A Issuer Note Enforcement Notice, as defined in Condition 9 of the Offered Issuer Notes, on Party B (in which case Party B shall be the Defaulting Party)."

(f)    ADDITIONAL TERMINATION EVENT

       The following shall constitute an Additional Termination Event with respect to Party B:

       "REDEMPTION AND PREPAYMENT OF THE SERIES 1 CLASS A NOTES. Party B exercises its option to redeem the Series 1 Class A Notes in whole in accordance with the provisions of Condition [5(E)] of the Offered Issuer Notes."

       In connection with this Additional Termination Event,  Party  B shall be
       the   sole  Affected  Party  and  all  Transactions  shall  be  Affected
       Transactions.

(g)    RATINGS EVENT

       (i)   STANDARD & POOR'S RATING DOWNGRADE

             In the event that the [LONG-TERM][short term]* , unsecured and unsubordinated debt obligations of Party A (or its successor or assignee) and, if relevant, any Credit Support Provider of Party A, are downgraded below ["AA-"]["A-1+"]* by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P") and, as a result of such downgrade, the then current rating of the Series 1 Class A Seventh Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (an "S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such S&P Rating Event, at its own cost, either:

             (A) put in place an appropriate mark-to-market collateral agreement, (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "COLLATERAL AMOUNT") is determined on a basis which is no more onerous than the criteria of S&P as at 31st September, 1999 which enable entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level (as referred to, in part, in the article entitled New Structured Finance Interest Rate and Currency Swap Criteria Broadens Allowable Counterparties in the January 1999 issue of S&P's Structured Finance publication) (the "S&P CRITERIA"), and (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to restore the rating of the Series 1 Class A Seventh Issuer Notes to the level at which they would have been immediately prior to such downgrading; or

             (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as ""F1" by Fitch Ratings Limited ("FITCH") and whose long-term, unsecured and unsubordinated debt obligations are rated at least as high as ["AA-"]["A-1+"]* by S&P and "A1" by Moody's Investors Services ("MOODY'S") or, in each case, such other ratings as are commensurate with the ratings assigned to the Series 1 Class A Seventh Issuer Notes by such rating agencies from time to time; or

             (C) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement or take such other action as Party A may agree with S&P as will result in the rating of the Series 1
_________________________
 * Upon allocation of the swaps, the rating downgrade provisions may vary. Where wording is contained in square brackets, if the wording highlighted in bold is selected then all such options in bold will apply and if the wording highlighted in italics is selected then all such options in italics will apply.

                   Class A Seventh Issuer Notes then outstanding following the taking of such action being rated no lower than the rating of the Series 1 Class A Seventh Issuer Notes immediately prior to such downgrade.

       (ii)  MOODY'S "A1/P-1" RATINGS DOWNGRADE

             In the event that:

              (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A1" (or its equivalent) by Moody's, or

             (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's, and as a result of such downgrade the then current ratings of the Series 1 Class A Seventh Issuer Notes may, in the opinion of Moody's, be downgraded or placed under review for possible downgrade (such downgrade or placing under review for downgrade, an "INITIAL MOODY'S RATING EVENT"), then Party A will, on a reasonable efforts basis and at its own cost attempt to:

                    (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Initial Moody's Rating Event; or

                    (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement; such co-obligor may be either (x) a person with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Initial Moody's Rating Event; or

                    (3) take such other action Moody's shall confirm to Party A will remedy an Initial Moody's Rating Event [; OR][.]*

                    [(4) PUT IN PLACE A MARK-TO-MARKET COLLATERAL AGREEMENT IN A FORM AND SUBSTANCE ACCEPTABLE TO MOODY'S (WHICH MAY BE BASED ON THE CREDIT SUPPORT DOCUMENTATION PUBLISHED BY ISDA, OR OTHERWISE, AND RELATES TO COLLATERAL IN THE FORM OF CASH OR SECURITIES OR
                           BOTH) IN SUPPORT OF ITS OBLIGATIONS UNDER THIS AGREEMENT WHICH COMPLIES WITH THE MOODY'S CRITERIA (OR SUCH OTHER AMOUNT AS MAY BE AGREED WITH MOODY'S).]

             [Pending   compliance   with  any  of  (ii)(B)(1),  (ii)(B)(2)  or
             (ii)(B)(3) above, Party A will, at its own cost:

                    (4) within 30 days of the occurrence of a Moody's Rating Event,put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (or such other amount as may be agreed with Moody's).]*

             If any of (ii)(B)(1), (ii)(B)(2) or (ii)(B)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (ii)(B)(4) will be re-transferred to Party A and Party A will not be required to transfer any additional collateral.

       (iii) MOODY'S ["BAA2/P-2"]["A3/P-2"]* RATINGS DOWNGRADE

             In the event that:

              (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as ["BAA2"]["A3"]* (or its equivalent) by Moody's, or

              (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-2" (or its equivalent) by Moody's (such downgrade or placing under review for downgrade, a " SUBSEQUENT MOODY'S RATING EVENT"), then Party A will, on a [BEST][reasonable]* efforts basis, within
             30 days of the occurrence of such downgrade, and at its own cost:

                    (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Rating Event; or

                    (2)    procure  another  person  to  become  co-obligor  in
                           respect of the obligations of Party A under this Agreement; such co-obligor may be either (x) a person with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Rating Event; or

                    (3) take such other action as Moody's shall confirm to Party A will remedy a Subsequent Moody's Rating Event.

                    Pending  compliance  with   (iii)(B)(1),   (iii)(B)(2)   or
                    (iii)(B)(3) above, Party A will at its own cost:

                    (4) within 10 days of the occurrence of such Subsequent Moody's

                           Rating Event, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (or such other amount as may be agreed with Moody's).

             If any of (iii)(B)(1), (iii)(B)(2) or (iii)(B)(3) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (iii)(B)(4) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

             [In relation to this sub-paragraph (iii)(B)(4)  and  sub-paragraph
             (ii)(B)(4) above, Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions.]*

             For  the  purposes  of  this sub-paragraph (iii) and sub-paragraph
             (ii) above,

             "MOODY'S REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time; and

             "MOODY'S CRITERIA" means that the Collateral Amount shall equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on each Local Business Day and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

             (1) "A" means 102% and "B" means 1.6% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and any Credit Support Provider of Party A cease to be rated as high as "A1" or "Prime-1" by Moody's;

             (2) "A" means 102% and "B" shall be equal to or greater than 3% (as determined by Moody's) if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and any Credit Support Provider of Party A cease to be rated as high as ["BAA2"]["A3"]* or "Prime-2" by Moody's; and

             (3)    "A" means 0% and "B" means 0% in all other cases.

     (iv)    FITCH "F1" RATING DOWNGRADE

             In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any Credit Support Provider of Party A, cease to be rated at least as high as "F1" (or its equivalent) by Fitch and as a result the then current rating of the Series 1 Class A Seventh Issuer Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade (for the purposes of this sub-paragraph, a "FITCH RATING EVENT"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such downgrade, at its own cost, either:

             (A) attempt to transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Fitch Required Ratings (as defined below) or
                    (y) a replacement third party in relation to whom Fitch has confirmed that there would be no Fitch Rating Event; or

             (B)    procure  another  person with the Fitch Required Ratings to
                    become  co-obligor  or   guarantor   in   respect   of  the
                    obligations of Party A under this Agreement; or

             (C) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch); or

             (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class A Seventh Issuer Notes then outstanding being maintained.

     (v)     FITCH "F2" RATING DOWNGRADE

             In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any Credit Support Provider of Party A, cease to be rated at least as high as "F2" (or its equivalent) by Fitch and as a result the then current rating of the Series 1 Class A Seventh Issuer Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade, (for the purposes of this sub-paragraph, a "FITCH RATING EVENT") then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such downgrade, at its own cost, either:

             (A) attempt to transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Fitch Required Ratings (as defined below) or
                    (y) a replacement third party in relation to whom Fitch has confirmed that there would be no Fitch Rating Event; or

             (B)    procure  another  person with the Fitch Required Ratings to
                    become  co-obligator   or   guarantor  in  respect  of  the
                    obligations of Party A under this Agreement; or

             (C) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class A Seventh Issuer Notes then outstanding being maintained.

             Pending compliance with (A),(B) or (C) above, Party A will, at its own cost:

             (D) within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to Fitch (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch).

             If any of (v)(A),(v)(B) or (v)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (v)(D) will be re-transferred to Party A and Party A will not be required to transfer any additional collateral.

             For the purposes of this sub-paragraph (v) and sub-paragraph (iv) above, "FITCH REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Series 1 Class A Seventh Issuer Notes by Fitch from time to time.

             "FITCH CRITERIA" means the Collateral Amount shall equal the sum of (i) the product of A multiplied by the mark-to-market value of the outstanding Transactions determined by Party A in good faith from time to time, and (ii) the product of B multiplied by the current aggregate notional amount of the outstanding Transactions, where:

             (1) "A" means 100% and "B" means 1.25% of the mark-to-market value of the outstanding Transactions is determined by Party A on each Local Business Day; or

             (2) "A" means 100% and "B" means 2.5% where the mark-to-market value of the outstanding Transactions is determined by Party A on a weekly basis.

       (vi)  CONSEQUENCES OF RATING EVENTS

             (A)    If  Party  A does not take any of the measures described in
                    (i), (ii), (iv) or (v) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the relevant S&P Rating Event, Fitch Rating Event, or Moody's Initial Rating Event or Moody's Subsequent Rating Event (as applicable) with Party A as the sole Affected Party and all Transactions as Affected Transactions.

              (B)   If  Party  A  does  not  take  the  measures  described  in
                    (iii)(B)(4) above, such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event with Party A as the Defaulting Party. Further, notwithstanding Section 5(a)(ii) of this Agreement, if ten days after receiving notice of failure to use its [BEST] [reasonable]* efforts to either transfer as described in (iii)(B)(1), find a co-obligor as described in
                    (iii)(B)(2)  or  take  such  other action as  described  in

                    (iii)(B)(3), Party A still has not used [BEST] [reasonable]* efforts to take one of the above courses of action, this shall not constitute an Event of Default but shall be an Additional Termination Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

             (C) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such Early Termination Date in respect of an Additional Termination Event under this
                    Part 5(g) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible [(as the Issuer Security Trustee may, in its absolute discretion, determine)]* the economic, legal and credit terms of the Terminated Transactions with Party A.

       (vii) CO-OPERATION OF PARTY B AND ISSUER SECURITY TRUSTEE

             Each of Party B and the Issuer Security Trustee shall use their reasonable endeavours to co-operate with Party A in putting in place any credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral (subject always to proviso (x) and (y) in (i)(A) above) and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(h)    ADDITIONAL REPRESENTATIONS

       (i) Section 3 is amended by the addition at the end thereof of the following additional representations:

             "(g)   NO AGENCY.   It  is  entering  into this Agreement and each
                    Transaction as principal and not as agent of any person."

       (ii) The following additional representation shall be given by Party A only:

             "(h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)    RECORDING OF CONVERSATIONS

       Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement.

(j)    RELATIONSHIP BETWEEN THE PARTIES

       The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

       "15.  RELATIONSHIP BETWEEN THE PARTIES

       Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

       (a) NON RELIANCE. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

       (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

       (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(k)    TAX

       The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

       "(d)  Deduction or Withholding for Tax

             (i)    Requirement to Withhold

             All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

             (1)    will  promptly  notify  the  other   party  ("Y")  of  such
             requirement;

             (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

             (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

             (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

             (ii)   Liability

             If:

             (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

             (2)    X does not so deduct or withhold; and

             (3) a liability resulting from such Tax is assessed directly against X,

             then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

       (iii) Tax Credit etc.

             Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

             (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment ("TAX CREDIT"), it shall pay to Party A, as soon as practical after receipt of the same, so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

             (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party

                    B in the relevant jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together with any related interest or similar payment obtained by Party B;

             (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable and it shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received; and

             (4) it will ensure that any Tax Credit obtained is paid directly to Party A, and not applied in whole or part to pay any other Issuer Secured Creditor or any other party, both prior to and subsequent to any enforcement of the security constituted by the Seventh Issuer Deed of Charge.

(l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

      (a) Party A agrees with Party B and the Issuer Security Trustee to be bound by the terms of the Seventh Issuer Deed of Charge and, in particular, confirms that:

             (i) no sum shall be payable by or on behalf of Party B to it except in accordance with the provisions of the Seventh Issuer Deed of Charge; and

             (ii) it will not take any steps for the winding up, dissolution or reorganisation, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Seventh Issuer Deed of Charge.

      (b) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to Seventh Issuer Available Funds, but always subject to the order of priority of payments set out in the Seventh Issuer Cash Management Agreement and the Seventh Issuer Deed of Charge.

(m)    CONDITION PRECEDENT

       Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party B only.

(n)    REPRESENTATIONS

       Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)    ADDITIONAL DEFINITIONS

       Words and expressions defined in the Amended and Restated Master Definitions and Interpretation Schedule (the "MASTER SCHEDULE") and the Seventh Issuer Master

       Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed for the purposes of identification on {circle}, 2003 shall, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement shall prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule shall prevail. The rules of interpretation set out in the Master Definitions Schedule shall apply to this Agreement.

(p)    CALCULATIONS

       Upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

       (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

       (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

             (A) the word "firm" shall be added before the word "quotations" in the second line;

             (B) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "F1" by Fitch and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "AA-" by S&P and "A1" by Moody's (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another Rating Agency) that is acceptable to such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Series 1 Class A Issuer Notes " shall be added after "agree" in the sixteenth line; and

             (C) the last sentence shall be deleted and replaced with the following:

                    "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or (b) the higher of the two quotations where there would be a sum payable by Party B to Party A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

       (iii) For  the  purpose of the definition  of  "Market  Quotation",  and
             without  limiting   the  general  rights  of  Party  B  under  the
             Agreement:

             (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

             (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

             (C) if no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

       (iv)  Party  B  will  be deemed to have discharged its obligations under
             (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers.

       (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(q)    TRANSFERS

       Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

       Without prejudice to Section 6(b)(ii), Party A may transfer all its interest and obligations in and under this Agreement upon providing five Business Days prior written notice to the Issuer Security Trustee, to any other entity (a "TRANSFEREE") provided that:

       [(A) THE TRANSFEREE'S SHORT-TERM UNSECURED AND UNSUBORDINATED DEBT OBLIGATIONS ARE THEN RATED NOT LESS THAN "F1" BY FITCH AND ITS LONG-TERM UNSECURED AND UNSUBORDINATED DEBT OBLIGATIONS ARE THEN RATED NOT LESS THAN "AA-" BY S&P AND "A1" BY MOODY'S (OR ITS EQUIVALENT BY ANY SUBSTITUTE RATING AGENCY) OR SUCH TRANSFEREE'S OBLIGATIONS UNDER THIS AGREEMENT ARE GUARANTEED BY AN ENTITY WHOSE SHORT-TERM, UNSECURED AND UNSUBORDINATED DEBT OBLIGATIONS ARE THEN RATED NOT LESS THAN "F1" BY FITCH AND WHOSE LONG-TERM, UNSECURED AND UNSUBORDINATED DEBT OBLIGATIONS ARE THEN RATED NOT LESS THAN "AA-" BY S&P AND "A1" BY MOODY'S (OR ITS EQUIVALENT BY ANY SUBSTITUTE RATING AGENCY);]

       [(a) the Transferee's short-term unsecured and unsubordinated debt obligations are then rated not less than "F1" by Fitch and "A-1+" by S&P its long-term unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "F1" by Fitch and "A-1+" by S&P and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's (or its equivalent by any substitute rating agency);]*

       (b) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement;

       (c) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

       (d) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

       (e) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Series 1 Class A Seventh Issuer Notes will not be adversely affected.

       Following such transfer all references to Party A shall be deemed to be references to the Transferee.

       Save  as  otherwise  provided  for in this Agreement and notwithstanding
       Section 7, Party A shall not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Issuer Security Trustee.

                                                               DRAFT: 14.03.03
                                                              SERIES 1 CLASS A
From:       [           ]

To:         Holmes Financing (No. 7) PLC
            Abbey National House
            2 Triton Square
            Regents Place
            London
            NW1 3AN

Attention:  Company Secretary

To:         [Issuer Security Trustee]

Attention:  [           ]

                                                                 {circle}, 2003



Dear Sirs,

CONFIRMATION - SERIES 1 CLASS A DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "SWAP TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class A) entered into between us, you and [ ] (the "ISSUER SECURITY TRUSTEE") on the date hereof as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed shall govern: (i) this Confirmation, (ii) the Master Definitions Schedule, and (iii) the Definitions.

The term "TRANSACTION" as used herein shall, for the purposes of the Definitions, have the same meaning as "SWAP TRANSACTION".

1. The following terms relate to all Transactions to which this Confirmation relates:

     Party A:                       [            ]

     Party B:                       Holmes Financing (No. 7) PLC

     Trade Date:                    {circle}, 2003

     Effective Date:                {circle}, 2003

     Termination Date:              The  earlier  of  the  Party A Payment Date
                                    falling in [
                                    ] and the date on which all of the Series 1
                                    Class A Seventh Issuer Notes are redeemed in full.

     Dollar Currency Swap Rate:     {circle} (USD per GBP)

     Business Days:                 London, New York and TARGET

     Business Day Convention:       Following

     Calculation Agent:             Party A

Party A Floating Amounts:

      Party A
      Currency Amount:              In  respect  of  each  Party  A Calculation
                                    Period, an amount in Dollars equal  to  the
                                    principal  amount outstanding of the Series
                                    1 Class A Seventh Issuer Notes on the first
                                    day  of  such   Calculation  Period  (after
                                    taking into account  any redemption on such
                                    day).

      Party A
      Payment Dates:                The  [{circle}]  of  each  month  from  and
                                    including   {circle},  2003   up   to   and
                                    including the  Termination  Date,  provided
                                    that upon the occurrence of a Trigger Event
                                    or  the  enforcement  of the Seventh Issuer
                                    Security  in accordance  with  the  Seventh
                                    Issuer Deed  of Charge, the Party A Payment
                                    Dates  shall  occur   on  each  [{circle}],
                                    [{circle}], [{circle}] and [{circle}] up to and including the Termination Date.

      Floating Rate for
      Initial Calculation Period:   {circle}

      Party A
      Floating Rate Option:         USD-LIBOR-BBA

      Designated Maturity:          1 month

      Spread:                       {circle} per cent. per annum

      Rounding:                     Rounded to the nearest cent

      Reset Dates:                  The  Effective  Date  and   thereafter  the
                                    [{circle}] of each month from and including
                                    {circle}, 2003 (or if such day is not a Business Day, the next succeeding Business
                                    Day)

      Party A Floating Rate Day
      Count Fraction:               Actual/360

      Party A Compounding:          Compounding shall  be applicable in respect
                                    of each Party A Calculation Period of two or three months.

      Party A Compounding Dates:    The [{circle}] of each month for each Party
                                    A  Calculation  Period to which compounding
                                    applies from and including the first day of
                                    the  first Party A  Calculation  Period  to
                                    which   Compounding   applies   up  to  and
                                    including   the   last  day  prior  to  the
                                    Termination Date that is the [{circle}] day of a month and the Termination Date.

      Party A Compounding Period:   Means in respect of  a  Party A Calculation
                                    Period to which Compounding applies, each period from and including one Party A
                                    Compounding  Date to but excluding the next
                                    Party A Compounding Date.

Party B Floating Amounts:

      Party B
      Currency Amount:              In  respect of  each  Party  B  Calculation
                                    Period, an amount in Sterling equivalent to
                                    the Party A Currency Amount for the Party A
                                    Calculation  Period commencing on the first
                                    day  of such Party  B  Calculation  Period,
                                    converted   by   reference  to  the  Dollar
                                    Currency Swap Rate.

      Party B
      Payment Dates:                The [{circle}], [{circle}], [{circle}], and
                                    [{circle}]  of  each   year  commencing  on
                                    {circle}, 2003 up to and including the Termination Date.

      Floating Rate for
      Initial Party B Calculation
      Period:                       Linear Interpolation applicable.

      Party B
      Floating Rate Option:         GBP-LIBOR-BBA

      Designated Maturity:          3 months

      Spread:                       {circle} per cent. per annum

      Floating Rate Day
      Count Fraction:               Actual/365(Fixed)

      Rounding:                     Rounded to the nearest penny

      Reset Dates:                  First day of each Calculation Period

Initial Exchange:

      Initial Exchange Date:        {circle}, 2003

      Party A Initial
      Exchange Amount:              GBP [{circle}]

      Party B Initial
      Exchange Amount:              USD [{circle}]

Interim Exchange:

      Interim Exchange Dates:       Each  [Quarterly  Interest   Payment  Date]
                                    (other than the Termination Date) on which any of the Series 1 Class A Seventh Issuer
                                    Notes are redeemed in whole or in part.

      Party A Interim
      Exchange Amount:              In  respect  of each Interim Exchange Date,
                                    an amount in Dollars equal to the amount of the Series 1 Class A Seventh Issuer Notes redeemed on such Interim Exchange Date.

      Party B Interim
      Exchange Amount:              In respect of each Interim  Exchange  Date,
                                    the  Sterling  equivalent  of  the  Party A
                                    Interim  Exchange  Amount  for such Interim
                                    Exchange Date converted by reference to the Dollar Currency Swap Rate.

Final Exchange:

      Final Exchange Date:          Termination Date

      Party A Final
      Exchange Amount:              An amount in Dollars equal to the principal
                                    amount outstanding of the Series  1 Class A
                                    Seventh  Issuer Notes on the Final Exchange
                                    Date  (before   taking   into  account  any
                                    redemption on such day).

      Party B Final
      Exchange Amount:              The  Sterling  equivalent of  the  Party  A
                                    Final  Exchange  Amount   for   the   Final
                                    Exchange Date converted by reference to the Dollar Currency Swap Rate.

2.    Additional Termination Event: In  relation to Part 5(f) of the Agreement, in the case of a redemption in full of the Series 1 Class A Seventh Issuer Notes pursuant to Condition 5(e) of the Offered Issuer Notes, Market Quotation in respect of the Terminated Transaction(s) shall be determined based on the anticipated rate of reduction in the Party A Currency Amount and Party B Currency Amount had such redemption not occurred.

3.    ACCOUNT DETAILS:

      Payments to Party A
      in USD:           Bank:              Please provide

                        ABA No.:           Please provide

                        Account Number:    Please provide

                        Account Name:      Please provide

                        Swift Code:        Please provide

                        Favour:            Please provide

      Payments to Party A
      in Sterling:      Bank:              Please provide

                        Sort Code:         Please provide

                        Account Number:    Please provide

                        Account Name:      Please provide

                        SWIFT:             Please provide

      Payments to Party B
      in USD:           Correspondent Bank:Please provide

                        ABA No.:           Please provide

                        Beneficiary Bank:  Please provide

                        Account Number:    Please provide

                        Sort Code:         Please provide

                        Beneficiary:       Please provide

                        IBAN No:           Please provide

      Payments to Party B
      in Sterling:      Bank:              Please provide

                        Account Number:    Please provide

                        Sort Code:         Please provide

                        Beneficiary:       Please provide

4.    NOTICE DETAILS:

      Party A:          Please provide

      Address:          Please provide

      Facsimile Number: Please provide

      Attention:        Please provide

      Party B:          [Holmes Financing (No. 7) PLC]

      Address:          [c/o Abbey National plc
                        2 Triton Square
                        Regents Place
                        London
                        NW1 3AN]

      Facsimile Number: [+44 20 7612 4319]

      Attention:        [Company Secretary]

      With a copy to:   [Abbey National plc
                        Abbey House (AAM 126)
                        201 Grafton Gate East
                        Milton Keynes
                        MK9 1AN]

      Facsimile Number: [+44 1908 343019]

      Attention:        [Securitisation Team Business Relationship Management]
      With a copy to the
      Issuer Security
      Trustee:          Please provide

      Address:          Please provide

      Facsimile Number: Please provide

      Attention:        Please provide

Yours faithfully,

[SWAP COUNTERPARTY]

By:
Name:
Title:


Confirmed as of the date first written:

HOLMES FINANCING (NO. 7) PLC

By:
Name:
Title:


[ISSUER SECURITY TRUSTEE]

By:
Name:
Title:






ICM:663474.1